Cova Series Trust

                          Supplement dated May 1, 1998
                         to Prospectus dated May 1, 1998

This Supplement contains information relating only to those Portfolios of Cova Series Trust (the "Trust") managed by Van Kampen American Capital Investment Advisory Corp. ("VKAC"). Additional information concerning the Trust and all of its Portfolios, including those managed by VKAC, is contained in the Prospectus. Shares of the Portfolios managed by VKAC are no longer offered for sale. Cross-references contained in this Supplement refer to headings in the Prospectus unless noted otherwise.

PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


PORTFOLIOS MANAGED BY VKAC

Cova  Investment   Advisory   Corporation,   the  Trust's   investment   adviser
("Adviser"), has engaged VKAC as a sub-adviser, to make investment decisions and place orders for the following Portfolios:

   Money Market Portfolio
   Quality Income Portfolio
   Stock Index Portfolio
   VKAC Growth and Income Portfolio

FINANCIAL HIGHLIGHTS
(for one share of each Portfolio outstanding throughout the period)

The following schedule presents financial highlights for one share of each of the Portfolios throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent auditors, for each of the periods through December 31, 1997 presented below, and their report thereon appears in the Portfolios' related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information, a copy of which may be obtained without charge as indicated elsewhere in the Prospectus.

FINANCIAL HIGHLIGHTS
For Shares Held Throughout the Periods Indicated

                             MONEY MARKET PORTFOLIO

                                                                                                                   July 1, 1991
                                                                                                                   (Commencement
                                                                                                                   of Investment
                                                                       Year Ended December 31                      Operations) to
                                                     1997       1996       1995      1994       1993      1992     December 31, 1991
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                $1.00      $1.00      $1.00     $1.00      $1.00       $1.00       $1.00
                                                   ........   ........   ........   .......   ........  ........    ...............
Income from Investment Operations
   Net investment income                             0.055      0.053      0.059     0.041      0.032       0.038       0.027
   Net realized and unrealized gains (losses)          _ _         _ _        _ _       _ _        _ _       _ _           _ _
                                                   ........   ........   ........   .......   ........  ........    ...............
Total from investment operations                     0.055      0.053      0.059     0.041      0.032       0.038       0.027
                                                   ........   ........   ........   .......   ........  ........    ...............
Distributions
   Dividends from net investment income             (0.055)    (0.053)    (0.059)   (0.041)    (0.032)     (0.038)     (0.027)
   Distributions from net realized gains               _ _         _ _       _ _        _ _        _ _       - -           _ _
   Distributions in excess of net
      investment income                                _ _         _ _       _ _        _ _        _ _       - -           _ _
   Return of capital distributions                     _ _         _ _       _ _        _ _        _ _       - -           _ _
                                                   ........   ........   ........   .......   ........  ........    ...............
Total distributions                                 (0.055)    (0.053)    (0.059)   (0.041)    (0.032)     (0.038)     (0.027)
                                                   ........   ........   ........   .......   ........  ........    ...............
Net Asset Value, End of Period                      $1.00      $1.00      $1.00     $1.00      $1.00       $1.00       $1.00
                                                   ........   ........   ........   .......   ........  ........    ...............
Total Return                                         5.49%      5.42%      6.01%     4.23%      3.24%       3.88%       2.75%*
                                                   ........   ........   ........   .......   ........  ........    ...............
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)         $22.0      $31.0      $34.4     $75.9     $  6.6      $  4.0      $  5.4

Ratios to Average Net Assets (1):
   Operating Expenses                                0.10%      0.11%      0.11%     0.10%      0.10%       0.10%       0.09%**
   Interest Expense                                    - -         - -       - -        - -        - -       - -          - -
   Net investment income                             5.49%      5.31%      5.68%     4.37%      3.23%       3.63%       5.11%**
Portfolio Turnover Rate                               N/A        N/A        N/A        N/A        N/A        N/A           N/A
Average Commission Rate Paid (2)                      N/A        N/A        N/A        N/A        N/A        N/A           N/A
(1) If certain expenses had not been
reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
   Ratio of Operating Expenses to Average Net Assets:0.68%      0.74%      0.64%     0.68%      0.86%       1.30%       1.11%**
   Ratio of Net Investment Income to
       Average Net Assets:                           4.91%      4.68%      5.25%     3.79%      2.47%       2.43%       4.10%**

(2) Average commission rate paid is computed
by dividing the total dollar amount of
commissions paid during the period by the total
number of shares purchased and sold during
the period for which commissions were charged.
-------------------------------------------------------------------------------------------------------------------

*  Non-Annualized     **  Annualized     N/A   Not Applicable

                        See Notes to Financial Statements


FINANCIAL HIGHLIGHTS (continued)


                                             QUALITY INCOME PORTFOLIO


                                                                                                                      12/11/89
                                                                                                                      (Commencement
                                                                                                                      of Investment
                                                                     Year Ended December 31                           Operations) to
                                             1997      1996     1995     1994      1993     1992     1991     1990    12/31/89
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period        $10.690   $10.871  $9.815   $10.886  $10.699  $10.618   $9.969   $9.930      $10.000
                                           .......    ......  .......  ........  .......  ........  ......  .......   .............
Income from Investment Operations
   Net investment income                      0.737     0.651   0.667     0.603    0.641    0.696    0.753    0.713        0.043
   Net realized and unrealized gains (losses) 0.199    (0.359)  1.056    (1.071)   0.518    0.081    0.649    0.039       (0.070)
                                           .......    ......  .......  ........  .......  ........  ......  .......   .............
Total from investment operations              0.936     0.292   1.723    (0.468)   1.159    0.777    1.402    0.752       (0.027)
                                           .......    ......  .......  ........  .......  ........  ......  .......   .............
Distributions
   Dividends from net investment income      (0.726)   (0.471) (0.667)   (0.603)  (0.641)  (0.696)  (0.753)  (0.713)      (0.043)
   Distributions from net realized gains      _ _      (0.002)  _ _       _ _     (0.331)    _ _      _ _     _ _           _ _
   Distributions in excess of net
      investment income                       _ _       _ _     _ _       _ _        _ _     _ _      _ _     _ _          _ _
   Return of capital distributions            _ _       _ _     _ _       _ _        _ _     _ _      _ _     _ _           __
                                           .......    ......  .......  ........  .......  ........  ......  .......   .............
Total distributions                          (0.726)   (0.473) (0.667)   (0.603)  (0.972)  (0.696)  (0.753)  (0.713)      (0.043)
                                           .......    ......  .......  ........  .......  ........  ......  .......   .............
Net Asset Value, End of Period              $10.900   $10.690 $10.871  $  9.815  $10.886  $10.699  $10.618 $  9.969     $  9.930
                                           .......    ......  .......  ........  .......  ........  ......  .......   .............
Total Return                                  9.08%     2.82%  17.99%    (4.33%)  11.04%    7.61%   14.71%    7.99%       (0.27%)*
                                           .......    ......  .......  ........  .......  ........  ......  .......   .............
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)  $49.8     $51.3   $41.4     $33.9    $51.1    $24.1   $  6.8   $  6.1       $  2.5

Ratios to Average Net Assets (1):
   Operating Expenses                         0.60%     0.60%   0.60%     0.59%    0.60%    0.60%    0.60%    0.74%        0.70%**
   Interest Expense                           0.06%     - -     - -        - -      - -      - -      - -      - -          - -
   Net investment income                      6.41%     6.06%   6.42%     5.69%    5.82%    6.87%    7.45%    7.64%        7.83%**
Portfolio Turnover Rate                     308.0%    320.3%  219.5%    177.6%   318.4%   231.9%    12.9%    59.3%         0.0%
Average Commission Rate Paid (2)              N/A       N/A      N/A      N/A       N/A      N/A      N/A      N/A        N/A
(1) If certain expenses had not been
reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
   Ratio of Operating Expenses to
     Average Net Assets:                      0.70%     0.71%   0.75%     0.68%    0.70%    0.88%    1.10%    1.53%        9.15%**
   Ratio of Net Investment Income to
       Average Net Assets:                    6.31%     5.95%   6.27%     5.60%    5.73%    6.59%    6.96%    6.85%       (0.62%)**

(2) Average commission rate paid is computed
by dividing the total dollar amount of
commissions paid during the period by the total
number of shares purchased and sold during
the period for which commissions were charged.
------------------------------------------------------------------------------------------------------------------------------------

*  Non-Annualized     **  Annualized     N/A   Not Applicable

                        See Notes to Financial Statements


FINANCIAL HIGHLIGHTS (continued)


                                               STOCK INDEX PORTFOLIO


                                                                                                                   November 1, 1991
                                                                                                                   (Commencement
                                                                                                                   of Investment
                                                                       Year Ended December 31                      Operations) to
                                                     1997       1996       1995      1994       1993      1992     December 31, 1991
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period               $16.126    $13.844    $10.587   $11.115    $10.552     $10.572     $10.000
                                                   ........   ........   ........   .......   ........  ........    ...............
Income from Investment Operations
   Net investment income                             0.273      0.286      0.260     0.311      0.205       0.172       0.038
   Net realized and unrealized gains (losses)        5.018      2.797      3.637    (0.337)     0.726       0.477       0.534
                                                   ........   ........   ........   .......   ........  ........    ...............
Total from investment operations                     5.291      3.083      3.897    (0.026)     0.931       0.649       0.572
                                                   ........   ........   ........   .......   ........  ........    ...............
Distributions
   Dividends from net investment income             (0.268)    (0.284)    (0.260)   (0.311)    (0.205)     (0.210)        - -
   Distributions from net realized gains            (0.079)    (0.517)    (0.380)   (0.185)    (0.163)     (0.459)        _ _
   Distributions in excess of net
      investment income                               _ _        _ _        _ _       _ _        _ _        _ _            _ _
   Return of capital distributions                    _ _        _ _        _ _     (0.006)      _ _        _ _            _ _
                                                   ........   ........   ........   .......   ........  ........    ...............
Total distributions                                 (0.347)    (0.801)    (0.640)   (0.502)    (0.368)     (0.669)         _ _
                                                   ........   ........   ........   .......   ........  ........    ...............
Net Asset Value, End of Period                     $21.070    $16.126    $13.844   $10.587    $11.115     $10.552     $10.572
                                                   ........   ........   ........   .......   ........  ........    ...............
Total Return                                        32.91%     22.48%     36.87%    (0.11%)     8.84%       6.22%       5.70%*
                                                   ........   ........   ........   .......   ........  ........    ...............
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)         $90.4      $86.6      $86.0     $36.8      $91.3       $35.0      $  6.8

Ratios to Average Net Assets (1):
   Operating Expenses                                0.60%      0.60%      0.61%     0.58%      0.60%       0.59%       0.40%**
   Interest Expense                                  0.02%         - -       - -        - -        - -       - -          - -
   Net investment income                             1.32%      1.77%      2.41%     2.23%      2.29%       2.54%       3.02%**
Portfolio Turnover Rate                             27.2%       1.3%       3.9%     47.1%      44.1%       85.7%           - -
Average Commission Rate Paid (2)                    $0.0324    $0.0333      N/A        N/A        N/A        N/A           N/A
(1) If certain expenses had not been
reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
   Ratio of Operating Expenses to Average Net Assets:0.69%      0.67%      0.78%     0.80%      0.74%       1.21%       1.84%**
   Ratio of Net Investment Income to
       Average Net Assets:                           1.23%      1.70%      2.24%     2.01%      2.15%       1.92%       1.58%**

(2) Average commission rate paid is computed
by dividing the total dollar amount of
commissions paid during the period by the total
number of shares purchased and sold during
the period for which commissions were charged.
------------------------------------------------------------------------------------------------------------------------------------

*  Non-Annualized     **  Annualized     N/A   Not Applicable

                        See Notes to Financial Statements


FINANCIAL HIGHLIGHTS (continued)


                                         VKAC GROWTH AND INCOME PORTFOLIO


                                                                                                                   May 1, 1992
                                                                                                                   (Commencement
                                                                                                                   of Investment
                                                                      Year Ended December 31                       Operations) to
                                                     1997         1996         1995         1994        1993       December 31, 1992
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period               $13.986       $12.512      $10.306      $11.170     $10.282        $10.000
                                                  ........      .........    ........     ........     .......    ..................
Income from Investment Operations
   Net investment income                             0.212         0.243        0.224        0.331       0.182          0.125
   Net realized and unrealized gains (losses)        3.265         2.007        3.089       (0.864)      1.371          0.444
                                                  ........      .........    ........     ........     .......    ..................
Total from investment operations                     3.477         2.250        3.313       (0.533)      1.553          0.569
                                                  ........      .........    ........     ........     .......    ..................
Distributions
   Dividends from net investment income             (0.211)       (0.241)      (0.232)      (0.323)     (0.182)        (0.125)
   Distributions from net realized gains            (0.200)       (0.535)      (0.875)      (0.008)     (0.483)        (0.162)
   Distributions in excess of net
      investment income                               _ _           _ _          _ _         _ _          _ _              _ _
   Return of capital distributions                    _ _           _ _          _ _         _ _          _ _              _ _
                                                  ........      .........    ........     ........     .......    ..................
Total distributions                                 (0.411)       (0.776)      (1.107)      (0.331)     (0.665)        (0.287)
                                                  ........      .........    ........     ........     .......    ..................
Net Asset Value, End of Period                     $17.052       $13.986      $12.512      $10.306     $11.170        $10.282
                                                  ........      .........    ........     ........     .......    ..................
Total Return                                        24.98%        18.18%       32.24%       (4.54%)     15.01%          5.67%*
                                                  ........      .........    ........     ........     .......    ..................
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)         $47.8         $31.6        $19.7        $10.9      $  6.5         $  2.6

Ratios to Average Net Assets (1):
   Operating Expenses                                0.70%         0.70%        0.69%        0.70%       0.69%          0.70%**
   Interest Expense                                   - -           - -           - -        - -          - -              - -
   Net investment income                             1.36%         1.99%        2.05%        3.47%       1.84%          2.27%**
Portfolio Turnover Rate                             94.5%        113.0%       180.1%       326.0%      135.9%          99.9%
Average Commission Rate Paid (2)                    $0.0548       $0.0566       N/A          N/A         N/A            N/A
(1) If certain expenses had not been
reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
   Ratio of Operating Expenses to Average Net Assets:0.88%         1.02%        1.19%        1.49%       2.05%          3.69%**
   Ratio of Net Investment Income to
       Average Net Assets:                           1.18%         1.67%        1.55%        2.68%       0.47%         (0.73)%**

(2) Average commission rate paid is computed
by dividing the total dollar amount of
commissions paid during the period by the total
number of shares purchased and sold during
the period for which commissions were charged.
------------------------------------------------------------------------------------------------------------------------------------

*  Non-Annualized     **  Annualized     N/A   Not Applicable

                        See Notes to Financial Statements


INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS MANAGED BY VKAC


Money Market Portfolio.

The investment objective of the Money Market Portfolio is to provide high current income consistent with the preservation of capital and liquidity through investment in a broad range of money market instruments that will mature within 12 months of the date of purchase.

Investment Program

The Money Market Portfolio seeks to achieve its objective by investing only in the following securities and instruments: (a) obligations of or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"); (b) obligations of banks subject to U.S. government regulation as well as such other bank obligations as are insured by a U.S. government agency ("Bank Obligations"); (c) commercial paper (including variable amount master demand notes); and (d) debt obligations (other than commercial paper) of corporate issuers.

U.S. Government Securities include Treasury Bills, Notes and Bonds issued by the U.S. government and backed by the full faith and credit of the U.S. government, as well as securities issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. Bank Obligations include certificates of deposit and bankers' acceptances of domestic banks (or Euro-dollar obligations of foreign branches of those domestic banks) subject to U.S. government regulation and time deposits of federal and state banks whose accounts are insured by a government agency as well as the accounts themselves. See "Risk Factors - Tax Considerations" for a discussion of special diversification standards which the Portfolio will meet.

The Portfolio may lend portfolio securities. The Portfolio may also enter into repurchase agreements but only if the underlying securities are either Government securities or First Tier Securities (see "Investment Quality" and "Portfolio Maturity", below). The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may borrow up to 10% of its net assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure borrowings. The Portfolio may invest up to 10% of its net assets in restricted securities. A more complete description of these investments and transactions is contained under "Investment Practices".

The Portfolio may also invest in Floating Rate Securities. Floating Rate Securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on Floating Rate Securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. Floating Rate Securities often include a demand feature which entitles the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. With respect to Floating Rate Securities, the financial institution issuing the instrument is considered the issuer. However, where the securities are backed by an irrevocable letter of credit or by insurance, without which the securities would not qualify for purchase under the Portfolio's quality restrictions, the issuer of the letter of credit will be considered the issuer of the securities.

Although the securities in which the Portfolio invests are of high quality and the transactions which it enters into entail low risk, there is still the possibility of loss of principal. Corporate issuers may default on their obligations. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase. Agencies or instrumentalities of the U.S. government could also default on their securities which may not be guaranteed by or be backed by the full faith and credit of the U.S. government.

Investment Quality

(a)  Eligible Securities

The Money Market Portfolio will invest only in United States dollar-denominated instruments which, at the time of acquisition, are determined to be eligible securities ("Eligible Securities") by the Sub-Adviser and which are determined by the Sub-Adviser to present minimal credit risks.

An Eligible Security is any security that has a remaining maturity of less than one year and (i) which is rated in one of the two highest rating categories for short-term debt obligations by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or if only one NRSRO has issued a rating, that NRSRO ("Requisite NRSROs"); or (ii) has a security that has been issued by an issuer that has outstanding short-term debt obligations (or security within that class) that are comparable in priority and security with the security ("CPS Security") which is rated, or the issuer of which is rated, by the Requisite NRSROs in one of the two highest rating categories for short-term debt obligations. An unrated security may also be an Eligible Security if it is determined by the Sub-Adviser to be of comparable quality ("Comparable Quality Security") to either a First Tier Security or Second Tier Security, as those terms are defined below.

A First Tier Security is an Eligible Security that (i) is itself rated, has a CPS Security rated or the issuer of which security is rated by the Requisite NRSROs in the highest rating category for short-term debt obligations or (ii) is a Comparable Quality Security which is determined by the Sub-Adviser to be of comparable quality to a First Tier Security.

A Second Tier Security is (i) an Eligible Security that is itself rated, has a CPS Security rated or the issuer of which security is rated by the Requisite NRSROs in the second highest rating category for short-term debt obligations,
(ii) an instrument that has been rated in the highest rating category for short-term debt obligations by one NRSRO and has been rated in the second highest rating category for short-term debt obligations by one or more other NRSROs or (iii) a Comparable Quality Security which is determined by the Sub-Adviser to be of comparable quality to a Second Tier Security.

(b)  Guidelines for Purchasing Eligible Securities

The Sub-Adviser, on behalf of the Money Market Portfolio, may (i) acquire any First Tier Security that, at the time of acquisition, has received the highest rating from any two NRSROs; (ii) acquire any Second Tier Security that, at the time of acquisition, has received the second highest rating from any two NRSROs; and (iii) acquire any First Tier Security or any Second Tier Security that at time of purchase is rated by a single NRSRO, or any Comparable Quality Security, subject to approval by the Board of Trustees of the Trust.

Portfolio Maturity

The Money Market Portfolio may not purchase any instrument, other than a Government security, with a remaining maturity of greater than one year. A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States, or any certificate of deposit for any of the above.

The Money Market Portfolio maintains a dollar-weighted average portfolio maturity of ninety (90) days or less. The Portfolio determines the maturity of portfolio investments in accordance with Rule 2a-7, a valuation and pricing rule under the Investment Company Act of 1940, as amended.

Quality Income Portfolio.

The investment objective of the Quality Income Portfolio is to seek a high level of current income, consistent with safety of principal, by investing in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations.

The Sub-Adviser will use the Lehman Brothers Government/Corporate Bond Index as a benchmark against which it will gauge the performance of the Portfolio and determine risk measurement. The Lehman Brothers Government/Corporate Bond Index is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the four major corporate classifications:
industrial, utility, financial and Yankee bond. Only notes and bonds with a minimum outstanding principal amount of $50,000,000 and a minimum maturity of one year are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Corporation ("S&P") or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service, Inc.

Depending on market conditions and subject to the special diversification provisions imposed on the Portfolio (see "Risk Factors"), the Portfolio may invest a substantial portion of its assets in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type. These GNMA Certificates are debt securities issued by a mortgage holder (such as a mortgage banker) and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of monthly installments of principal and interest on the GNMA Certificates. These guarantees are backed by the full faith and credit of the U.S. government.

To the extent the Portfolio acquires GNMA Certificates at par or at discount, the GNMA Certificates offer a high degree of safety of the principal investment because of the GNMA guarantee. If the Portfolio buys GNMA Certificates at a premium, however, mortgage foreclosures and repayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Portfolio's principal investment to the extent of the premium paid. To avoid loss of this premium and of any gain in value of its GNMA Certificates resulting from a decrease in interest rates generally, the Portfolio may sell its GNMA Certificates which are selling at a substantial premium. This practice may increase the Portfolio's portfolio turnover rate. A more complete description of GNMA Certificates is contained in the Statement of Additional Information.

The Portfolio, subject to the limitations on investments as described in "Risk Factors", may invest in other obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities. These instruments may be either direct obligations of the Treasury (such as U.S. Treasury Notes, Bills or Bonds) or securities issued or guaranteed by government agencies or instrumentalities. Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, some are backed by the full faith and credit of the U.S. government (such as Maritime Administration Title XI Ship Financing Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds).

The Portfolio may also invest in one or more of the following:

(1) Marketable straight-debt securities of domestic issuers, and of foreign issuers (payable in U.S. dollars) rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB);

(2) Commercial paper rated at time of purchase Prime-3 by Moody's or A-3 by S&P;

(3) Bank obligations (including repurchase agreements and those denominated in Eurodollars) of banks having total assets in excess of $1 billion; and

(4)  Mortgage pass-through certificates and collateralized mortgage obligations.

Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. For a further description of the above investments and the ratings used, see "Appendix - Description of Corporate Bond Ratings" in the Prospectus and "Description of Securities Ratings - Commercial Paper Ratings" in the Statement of Additional Information.

The Portfolio may invest up to 35% of its assets in securities of foreign issuers. These investments will be marketable straight-debt securities of foreign issuers payable in U.S. dollars and rated at the time of purchase within the four highest grades assigned by Moody's or by S&P. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."

The Portfolio may lend portfolio securities. The Portfolio may borrow under certain circumstances. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and may sell securities short. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may invest in restricted securities. A more complete description of these investments and transactions is contained under "Investment Practices."

If the Sub-Adviser deems it appropriate to seek to partially hedge the Portfolio's assets against market value changes, the Portfolio may enter into various hedging transactions, such as futures contracts, financial index futures contracts, and the related put or call options contracts on futures contracts. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See "Investment Practices - Strategic Transactions" and the Statement of Additional Information for a more complete description of these transactions.

The Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the Portfolio securities. Market prices of debt securities tend to rise when interest rates fall and market prices tend to fall when interest rates rise. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase. Agencies or instrumentalities of the U.S. government could also default on their securities which may not be guaranteed by or be backed by the full faith and credit of the U.S. government.

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

Stock Index Portfolio.

Investment Objective

The investment objective of the Stock Index Portfolio is to achieve investment results that approximate the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").

The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks, and is widely viewed among investors as a good representative of the aggregate performance of publicly-traded common stocks.

"Standard & Poor's ", "S&P ", "S&P 500 ", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill Inc. and have been licensed for use by Cova Life. The Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no representation or warranty, express or implied, to the owners of the Stock Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Stock Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Cova Life is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Cova Life or the Stock Index Portfolio. S&P has no obligation to take the needs of Cova Life or the owners of the Stock Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Portfolio or the timing of the issuance or sale of the Stock Index Portfolio or in the determination or calculation of the equation by which the Stock Index Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Stock Index Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY COVA LIFE, OWNERS OF THE STOCK INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Investment Policies

The Stock Index Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the investment performance of the respective index through statistical procedures.

The Sub-Adviser believes that the "indexing" approach described above is an effective method of substantially duplicating percentage changes in the S&P 500 Index. It is a reasonable expectation that the correlation between the performance of the Portfolio and that of the Index will be approximately 98%; a figure of 100% would indicate perfect correlation. Perfect correlation would be achieved when the net asset value per share of the Portfolio increases and decreases in exact proportion to changes in the Index. The Board of Trustees of the Trust will review the correlation between the Portfolio and the Index on a quarterly basis. See the Statement of Additional Information for a description of the monitoring procedures established by the Board.

In pursuing its investment objective, the Portfolio will invest in no fewer than 100 stocks with the majority of the Portfolio consisting of those stocks having the largest weightings in the Index. The Sub-Adviser will select stocks for the Portfolio after taking into account their individual weights in the Index and the weights in the Index of the industry groups to which they belong.

Although the Portfolio will attempt to remain fully invested in common stocks, it may also invest in certain short-term fixed income securities such as cash reserves.

As described further below under "Implementation of Policies", the Portfolio may also enter into stock index futures contracts and options on stock indexes and stock index futures contracts for various reasons including to hedge against changes in security prices. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See the Statement of Additional Information for a more complete description of hedging and for a discussion of the risks involved therein.

Implementation of Policies

The S&P 500 Index is composed of 500 common stocks which are chosen by S&P to be included in the unmanaged Index. Market value, liquidity and industry representation are considered in the selection process. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The 500 securities, 95% of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value: its market price per share times the number of shares outstanding.

Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 50% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of December 31, 1997, the five largest companies in the Index were: General Electric, Coca Cola, Microsoft, Exxon and Merck & Co. The largest industry categories were Integrated Oil, Pharmaceuticals, Regional Banks, Healthcare and Telephone.

Although the Portfolio will normally seek to remain substantially fully invested in common stocks, the Portfolio may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the United States government and its agencies or instrumentalities; commercial paper, bank certificates of deposit and bankers' acceptances; and repurchase agreements and reverse repurchase agreements collateralized by these securities. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase.

The Portfolio will employ a combination of an indexing strategy known as "sampling" and stock index futures contracts and options. Sampling is a method that is used to attempt to replicate the return of the Index without having to purchase a weighted portfolio containing all 500 stocks in the Index. This process selects stocks for the Portfolio so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price to book, price to earnings, debt to asset ratios and dividend yields) match those of the Index. The use of sampling involves certain risks with respect to the ability of the Portfolio to achieve the desired correlation with the Index. (See "Risk Factors - Stock Index Portfolio - Sampling", below).

As indicated above, the Portfolio may utilize stock index futures contracts and options on stock indexes and stock index futures contracts. Specifically, the Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit.

Stock index futures contracts and options may be used for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, to hedge against changes in securities prices, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or the Index.

The Portfolio may lend its investment securities to qualified institutional investors for the purpose of realizing additional income. Loans of securities by the Portfolio will be collateralized by cash or securities issued or guaranteed by the U.S. government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Portfolio may borrow money from a bank but only for temporary or emergency purposes. The Portfolio may borrow money up to one-third of the value of its total assets taken at current value. The Portfolio would borrow money only to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Portfolio. To the extent that the Portfolio borrows money prior to selling securities, the Portfolio may be leveraged; at such times, the Portfolio may appreciate or depreciate in value more rapidly than the Index. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may invest in restricted securities and may sell securities short. See "Investment Practices" for a description of these investments and transactions.

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

Risk Factors - Stock Index Portfolio
Futures Contracts and Options

The primary risks associated with the use of futures  contracts and options are:
(i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position when desired. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. See the Statement of Additional Information for a more complete discussion of the risks involved with respect to investment in stock index futures contracts and options on stock indexes and stock index futures contracts.

Market Risk

As the Portfolio invests primarily in common stocks, the Portfolio is subject to market risk - i.e. the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1997, as measured by the S&P 500 Index:

U.S. Stock Market Returns (1926-1997)
Over Various Time Horizons
               One          Five         Ten          Twenty
               Year         Years        Years        Years
--------------------------------------------------------------------------------
Best              53.99%      23.92%       20.06%       16.86%
Worst            (43.34)%    (12.47)%      (0.89)%       3.11%
Average           12.96%      10.54%       10.89%       10.93%

As shown, from 1926 to 1997, common stocks, as measured by the S&P 500 Index, have provided an average annual total return (capital appreciation plus dividend income) of 12.96%. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

Sampling

The use of the sampling technique may, particularly under certain market conditions, result in a lower correlation between the Portfolio and the Index than if the Portfolio owned all 500 stocks in the Index. The sampling technique, when employed successfully, is effective primarily due to the existence of long-term correlations between groups of stocks and whole industry sectors within the Index. Sampling, by definition, creates a bias toward the purchase by the Portfolio of the stocks of larger capitalization companies. As a result, the Portfolio can be negatively impacted by the use of sampling in a market where the stocks of smaller capitalization companies are outperforming those of larger capitalization companies. When this happens, it may result in the Portfolio underperforming the Index and not achieving its anticipated degree of correlation with the Index. The Sub-Adviser will actively monitor the effectiveness of its sampling technique and will undertake corrective actions should the use of the sampling technique result in underperformance or undercorrelation with respect to the Index. Such corrective actions may include, but not necessarily be limited to, increasing the number of companies represented in the Portfolio to incorporate more secondary issues. As described under "Investment Policies" above, the Board of Trustees of the Trust reviews the correlation between the Portfolio and the Index on a quarterly basis. The Board has adopted monitoring procedures which require, among other things, that the Sub-Adviser notify the Board in the event that the correlation between the performance of the Portfolio and that of the Index falls below 95%.

VKAC Growth and Income Portfolio.

The investment objective of the VKAC Growth and Income Portfolio is to seek long-term growth of both capital and income by investing in a portfolio of common stocks which are considered by the Sub-Adviser to have potential for capital appreciation and dividend growth. The Portfolio may also invest up to 35% of its assets in common stocks which are considered by the Sub-Adviser to have potential for capital appreciation but which are issued by foreign corporations.

The Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of dividend paying common stocks of large established companies which are considered by the Sub-Adviser to have potential for both capital appreciation and dividend growth. The Portfolio's stocks are actively traded in U.S. domestic markets, primarily on national securities exchanges, and are selected principally on the basis of fundamental investment values as determined by the Sub-Adviser. The Portfolio's investments are usually viewed by the Sub-Adviser as having comparatively low price-earning ratios and anticipated higher dividends than the S&P 500 average and, at the time of purchase, are considered by the Sub-Adviser to be undervalued in the marketplace.

The Portfolio may invest up to 35% of its assets in dividend paying common stocks of large established companies which are considered by the Sub-Adviser to have potential for both capital appreciation and dividend growth but which are issued by foreign corporations of the same type as the U.S. securities described above. There is no current intention that these investments will exceed 20% of the Portfolio's assets. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities".

If the  Sub-Adviser  deems  it  appropriate  to  seek  to  partially  hedge  the
Portfolio's assets against market value changes resulting from changes in interest rates or (with respect to the foreign securities which the Portfolio invests in) currency fluctuations, the Portfolio may enter into various hedging transactions, such as futures contracts, financial index futures contracts, and related put or call options contracts on these contracts and foreign currency contracts. In addition, if the Sub-Adviser deems it appropriate, the Portfolio may enter into other hedging transactions, such as forward foreign currency contracts, currency futures contracts, and related options contracts in order to protect the U.S. dollar equivalent values of those foreign securities in which the Portfolio invests against declines resulting from currency value fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See "Investment Practices - Strategic Transactions" and the Statement of Additional Information for a more complete description of these transactions.

The Portfolio may lend portfolio securities. The Portfolio may borrow under certain circumstances. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and may sell securities short. The Portfolio may also invest in restricted securities. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. A more complete description of these investments and transactions is contained under "Investment Practices".

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

As the Portfolio invests primarily in common stocks, the Portfolio is subject to market risk - i.e. the possibility that common stock prices will decline over short or even extended periods. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.


INVESTMENT PRACTICES

In connection with the investment policies of the Portfolios described above, the Portfolios may engage in certain investment practices subject to the limitations set forth below. These investments entail risks. These practices are more fully described in the Prospectus. The information contained below relates only to specific limitations concerning these practices with respect to the Portfolios managed by VKAC.

Repurchase Agreements. The Money Market Portfolio may not invest in repurchase agreements which mature in more than seven days. There are additional limitations and restrictions relating to the ability of the Money Market Portfolio to invest in repurchase agreements which have been adopted by the Board of Trustees of the Trust and which relate primarily to investment quality and diversification.

Restricted and Illiquid Securities. The Portfolios may each invest up to 10% of their respective net assets in securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable.

Reverse Repurchase Agreements and Borrowings. Each of the Quality Income, VKAC Growth and Income and Stock Index Portfolios is permitted to borrow money up to one-third of the value of its total assets taken at current value. The Money Market Portfolio may borrow up to 10% of its total assets. Borrowing by these Portfolios may be only from banks as a temporary measure for extraordinary or emergency purposes and not for investment leverage.

As a matter of operating policy, the Money Market Portfolio, the Quality Income Portfolio, the Stock Index Portfolio and the VKAC Growth and Income Portfolio will not borrow more than 10% of their net asset value when borrowing is for any general purpose and 25% of their net asset value when borrowing is a temporary measure to facilitate redemptions.

RISK FACTORS

Special Considerations Relating to Foreign Securities

All of the  Portfolios  may  invest  in  foreign  securities.  The  Stock  Index
Portfolio, however, may only invest in foreign securities which are issued by companies in the S & P 500 Index. The Stock Index Portfolio may also invest in American Depositary Receipts ("ADRs") for foreign securities. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. The VKAC Growth and Income Portfolio and Quality Income Portfolio may invest up to 35% in foreign securities. However, the Trust has no current intention that these investments will exceed 20% of a Portfolio's assets.

PORTFOLIO TURNOVER RATES

Money Market Portfolio and Quality Income Portfolio

Although the Money Market and Quality Income Portfolios are not subject to specific restrictions on portfolio turnover, they generally do not seek profits by short-term trading. However, they may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because brokerage commissions are not customarily charged on the investments invested in by each of the two Portfolios, a high turnover rate should not affect the net asset value.

Stock Index Portfolio

Although the Portfolio generally seeks to invest for the long term, the Portfolio retains the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Portfolio, the portfolio turnover rate is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of 50% would occur if one-half of the Portfolio's securities were sold within one year. Ordinarily, securities will be sold from the Portfolio only to reflect certain administrative changes in the Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of the Portfolio to the Index. For the years ended December 31, 1997 and 1996, the portfolio turnover rates for the Stock Index Portfolio were 27% and 1%, respectively.

VKAC Growth and Income Portfolio

The Portfolio will not generally engage in trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Portfolio's investment objectives. For example, the Portfolio may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Portfolio considers it advantageous to purchase or sell securities. The Portfolio anticipates that its annual portfolio turnover rate will normally be less than 200%. A high rate of portfolio turnover involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders. For the years ended December 31, 1997 and 1996, the portfolio turnover rates for the Growth and Income Portfolio were 95% and 113%, respectively.

MANAGEMENT OF THE TRUST

Adviser

As full compensation for its services under the Investment Advisory Agreement, the Trust will pay the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio:

                       Average Daily
Portfolio              Net Assets             % Per Annum
---------              ----------             -----------
Money Market           First $500 million     .50%
                       Over $500 million      .40%

Quality Income         First $500 million     .50%
                       Over $500 million      .45%

VKAC Growth            First $500 million     .60%
and Income             Over $500 million      .50%

Stock Index            _____________          .50%


Portfolio Management

For the year ended December 31, 1997, the Adviser was paid advisory fees as follows: $261,037, with respect to the Quality Income Portfolio, $403,448, with respect to the Stock Index Portfolio, and $250,012, with respect to the VKAC Growth and Income Portfolio. The Adviser waived its advisory fees of $230,006, with respect to the Money Market Portfolio.

Expenses of the Trust

For the year ended December 31, 1997, the expenses, taking into account the waivers and expense assumptions, borne by the Quality Income Portfolio amounted to $347,154 or .60% of its average net assets on an annualized basis; the net expenses borne by the Money Market Portfolio amounted to $46,001 or .10% of its average net assets on an annualized basis; the net expenses borne by the Stock Index Portfolio amounted to $501,235 or .60% of its average net assets on an annualized basis; and the net expenses borne by the VKAC Growth and Income Portfolio amounted to $291,681 or .70% of its average net assets on an annualized basis.

Cova Life and/or the Adviser may at their discretion, but are not obligated to, assume all or any portion of Trust expenses. For the year ended December 31, 1997, Cova Life and the Adviser together assumed expenses of $52,630 with respect to the Quality Income Portfolio; $267,166 with respect to the Money Market Portfolio; $73,922 with respect to the Stock Index Portfolio; and $73,632 with respect to the VKAC Growth and Income Portfolio.

Sub-Adviser

Van Kampen American Capital Investment Advisory Corp. ("VKAC"), One Parkview Plaza, Oakbrook Terrace, Illinois 60181. VKAC, formerly known as Van Kampen Merritt Investment Advisory Corp., served as the investment adviser to the Trust from its commencement of operations until May 1, 1996. VKAC is the Sub-Adviser for the Quality Income, Stock Index, Money Market and VKAC Growth and Income Portfolios of the Trust. VKAC is an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Van Kampen American Capital, Inc. is a diversified asset management company with more than two million retail investor accounts and nearly $50 billion under management or supervision. Van Kampen American Capital, Inc.'s over 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are distributed by financial advisers nationwide. In connection with advising the Trust, VKAC utilizes at its own expense credit analysis and research services provided by its affiliate, McCarthy, Crisanti & Maffei, Inc.

Pete Papageorgakis has been a member of VKAC since 1992 and is currently the Portfolio Manager for the Stock Index Portfolio of the Trust. Additionally, he serves as a Portfolio Analyst for Institutional Accounts and is responsible for both equity and corporate bond securities. Prior to his current duties, he assisted in the management of the Van Kampen Merritt Growth & Income Fund, the VKAC Growth and Income Portfolio of the Trust, the Van Kampen Merritt Utility Fund and the Van Kampen Merritt Balanced Fund. Mr. Papageorgakis received his B.S. degree, Summa Cum Laude, in Finance from the University of Illinois at Urbana-Champaign. He is currently working towards receiving his Chartered Financial Analyst (CFA) designation, having successfully completed the CFA Level II Exam.

James A. Gilligan is the Portfolio Manager for the VKAC Growth and Income Portfolio of the Trust. Mr. Gilligan is also the Portfolio Manager for the American Capital Equity Income Fund and American Capital Growth & Income Fund. Mr. Gilligan has eleven years investment experience. Prior to joining VKAC in 1985, as Securities Analyst, he was an Auditor, Credit Analyst, and Financial Analyst for Gulf Oil Corporation. Mr. Gilligan holds a BS in Business Administration from Miami University and an MBA from the University of Pittsburgh. He is a Chartered Financial Analyst and Certified Public Accountant.

Reid J. Hill is the Portfolio Manager for the Money Market Portfolio of the Trust. Mr. Hill is also the Portfolio Manager for the Van Kampen American Capital Tax Free Money Fund and the Van Kampen Series Trust Money Market Fund. Mr. Hill has four years of experience in the taxable and tax free fixed income sector. Mr. Hill is also responsible for the management of the short term cash for the entire complex of Van Kampen funds. Mr. Hill received his B.S. degree in Finance and Marketing from Bradley University.

Kelly Gilbert is the Portfolio Manager for the Quality Income Portfolio of the Trust. Ms. Gilbert is Assistant Vice President of Van Kampen American Capital Investment Advisory Corporation. She has been a member of Van Kampen American Capital Investment Advisory Corp. since 1995. She has eight years of experience in the taxable fixed income sector. Currently, she is the Associate Portfolio
Manager for the Van Kampen American Capital Strategic Income Fund, Associate Portfolio Manager for the U.S. Government Fund and the Portfolio Manager for Van Kampen Series Trust Quality Income Fund. In addition, Ms. Gilbert helps manage the assets of the OakRe Life Insurance Portfolio, formerly known as Xerox Financial Services Life Insurance. Ms. Gilbert received her B.A. in Economics from the University of Illinois at Chicago.

Sub-Advisory Fees

Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to VKAC, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolios, monthly fees at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.

                      Average Daily           Sub-Advisory
Portfolio             Net Assets                  Fee
---------             ----------                  ---
Money Market          First $500 million          .25%
                      Over $500 million           .15%

Quality Income        First $500 million          .25%
                      Over $500 million           .20%

VKAC Growth           First $500 million          .35%
and Income            Over $500 million           .25%

Stock Index           _____________               .25%


Net Asset Values

The Money Market Portfolio values its securities on the basis of amortized cost, which means that securities are valued at their acquisition cost to reflect a constant amortized rate to maturity of any premium or discount, rather than at current market value. Calculations are made to compare the amortized cost valuation of the securities with current market values. Money market valuations are obtained by using market quotations provided by market makers, estimates of market values, or values obtained from published yield data of money market instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation which the Trustees believe would result in a material dilution to shareholders, the Trustees would promptly consider what action, if any, should be initiated. Other assets are valued at fair value as determined in good faith by the Trustees.


FUND PERFORMANCE

Inception dates for the Portfolios depicted below are: December 11, 1989 for the Quality Income Portfolio; July 1, 1991 for the Money Market Portfolio; November 1, 1991 for the Stock Index Portfolio; and May 1, 1992 for the VKAC Growth and Income Portfolio. The average annual total return computations for these Portfolios are calculated from the first day of the month following the month in which the investment operations commenced.

Average Annual Total Return
for the Periods Ended 12/31/97

                               Portfolio Performance

                                                    Since
Portfolio                   1 year      5 years     Inception
--------------------------------------------------------------------------------
VKAC Growth and Income       24.98%       16.48%       15.45%
Money Market                  5.49%        4.87%        4.77%
Quality Income                9.08%        7.05%        8.17%
Stock Index                  32.91%       19.36%       18.71%

PERFORMANCE RECAP
As of December 31, 1997

                                                                                        Performance
                                                                                                                          10 Yrs or
    Portfolio                                 Type                       1 Yr                  5 Yrs                 Since Inception
------------------------------------------------------------------------------------------------------------------------------------

    Managed by Van Kampen American
    Capital Investment Advisory Corp.


    VKAC Growth and Income                    Existing Portfolio        24.98%                16.48%                       15.45%

    Money Market                              Existing Portfolio         5.49%                 4.87%                        4.77%

    Quality Income                            Existing Portfolio         9.08%                 7.05%                        8.17%

    Stock Index                               Existing Portfolio        32.91%                19.36%                       18.71%
-------------------------------------------------------------------------------------------------------------------

Inception  dates for the  following  Existing  Portfolios  depicted  above  are:
December 11, 1989 for the Quality Income Portfolio; July 1, 1991 for the Money Market Portfolio; November 1, 1991 for the Stock Index Portfolio; and May 1, 1992 for the VKAC Growth and Income Portfolio. The average annual total return computations for these Portfolios are calculated from the first day of the month following the month in which the investment operations commenced.

CC-4046 (5/98)